As filed with the Securities and Exchange Commission on June 21, 2021

Registration No. 333-256790

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Protagenic Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	149 Fifth Avenue New York, New York 10010 212-994-8200	06-1390025
(State or other jurisdiction of incorporation or organization)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	(I.R.S. Employer Identification Number)

Garo Armen

Executive Chairman

Protagenic Therapeutics, Inc.
149 Fifth Avenue
New York, New York 10010

212-994-8200

(Name, address, including zip code, and telephone number,
including area code, of agent for service)

With copies to:

Dean M. Colucci, Esq.

Michelle Geller, Esq.

Kelly R. Carr, Esq.

Duane Morris LLP

1540 Broadway

New York, NY 10036

Telephone: (973) 424-2020

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [  ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (“Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ X ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. [  ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. [  ]

If this Form is a Registration Statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [  ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [  ]

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	[ ]	Accelerated filer	[ ]
Non-accelerated filer	[ ]	Smaller reporting company	[X]
		Emerging growth company	[ ]

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to Form S-3 (this “Amendment”) is being filed to amend the Registration Statement on Form S-3 (File No. 333-256790) originally filed by Protagenic Therapeutics, Inc. on June 4, 2021. The sole purpose of this Amendment is to file an amended version of the Exhibit Index in Item 16 of Part II. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II and the exhibit list therein, and the signature pages.

Item 16. Exhibits.

Exhibit Number	Description of Document
1.1*	Form of Underwriting Agreement.
3.1†	Third Amended and Restated Certificate of Incorporation of Protagenic Therapeutics, Inc. (Incorporated by reference to Exhibit 3.1 to Company’s Current Report on Form 8-K, as filed with the SEC on June 20, 2016).
3.2†	Certificate of Designations, Powers, Preferences and Other Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series B Convertible Preferred Stock of Atrinsic, Inc. (Incorporated by reference to Exhibit 3.1 to Company’s Current Report on Form 8-K, as filed with the SEC on February 5, 2016).
3.3†	Second Amended and Restated Bylaws of Protagenic Therapeutics, Inc., (Incorporated by reference to Exhibit 3.1 to Company’s Current Report on Form 8-K, as filed with the SEC on June 1, 2018).
4.1*	Form of warrant agreement and warrant certificate
4.2*	Form of specimen preferred stock certificate
4.3*	Certificate of designation for preferred stock
4.4†	Form of Indenture with respect to senior debt securities, between the registrant and one or more trustees to be named.
4.5†	Form of Indenture with respect to subordinated debt securities, between the registrant and one or more trustees to be named.
4.6*	Form of debt security
4.7*	Form of rights agreement
5.1†	Opinion of Duane Morris LLP.
21.1†	Subsidiaries (Incorporated by reference to Exhibit 21.1 to Company’s Annual Report on Form 10-K, as filed with the SEC on March 24, 2021)
23.1†	Consent of MaloneBailey, LLP, Independent Registered Public Accounting Firm.
23.2†	Consent of Duane Morris LLP (included in Exhibit 5.1).
24.1†	Powers of Attorney
25.1**	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Senior Debt Indenture.
25.2 **	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Subordinated Debt Indenture.

* To the extent applicable, to be filed by a post-effective amendment or as an exhibit to a document filed under the Exchange Act and incorporated by reference herein.

** To be filed subsequent to the effectiveness of this registration statement pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

† Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on June 21, 2021.

PROTAGENIC THERAPEUTICS, INC.

By:	/s/ Garo H. Armen
Name:	Garo H. Armen
Title:	Chairman (Principal Executive Officer and Duly Authorized Officer)

Signature	Title	Date

/s/ Garo H. Armen	Director and Chairman of the Board	June 21, 2021
Garo H. Armen	(Principal Executive Officer)

/s/ Alexander K. Arrow	Chief Financial Officer	June 21, 2021
Alexander K. Arrow	(Principal Financial Officer)

/s/ Robert B. Stein*	Director and Chief Medical Officer	June 21, 2021
Robert B. Stein

/s/ Khalil Barrage*	Director	June 21, 2021
Khalil Barrage

/s/ Brian Corvese*	Director	June 21, 2021
Brian Corvese

/s/ Jennifer Buell*	Director	June 21, 2021
Jennifer Buell

/s/ Joshua Silverman*	Director	June 21, 2021
Joshua Silverman

* By:	/s/ Alexander K. Arrow
Alexander K. Arrow
Attorney-in-fact

Exhibit Index

1.1*	Form of Underwriting Agreement.
3.1†	Third Amended and Restated Certificate of Incorporation of Protagenic Therapeutics, Inc. (Incorporated by reference to Exhibit 3.1 to Company’s Current Report on Form 8-K, as filed with the SEC on June 20, 2016).
3.2†	Certificate of Designations, Powers, Preferences and Other Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series B Convertible Preferred Stock of Atrinsic, Inc. (Incorporated by reference to Exhibit 3.1 to Company’s Current Report on Form 8-K, as filed with the SEC on February 5, 2016).
3.3†	Second Amended and Restated Bylaws Protagenic Therapeutics, Inc., (Incorporated by reference to Exhibit 3.1 to Company’s Current Report on Form 8-K, as filed with the SEC on June 1, 2018).
4.1*	Form of warrant agreement and warrant certificate
4.2*	Form of specimen preferred stock certificate
4.3*	Certificate of designation for preferred stock
4.4†	Form of Indenture with respect to senior debt securities, between the registrant and one or more trustees to be named.
4.5†	Form of Indenture with respect to subordinated debt securities, between the registrant and one or more trustees to be named.
4.6*	Form of debt security
4.7*	Form of rights agreement
5.1†	Opinion of Duane Morris LLP.
21.1†	Subsidiaries (Incorporated by reference to Exhibit 21.1 to Company’s Annual Report on Form 10-K, as filed with the SEC on March 24, 2021)
23.1†	Consent of MaloneBailey, LLP, Independent Registered Public Accounting Firm.
23.2†	Consent of Duane Morris LLP (included in Exhibit 5.1).
24.1†	Powers of Attorney
25.1**	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Senior Debt Indenture.
25.2 **	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Subordinated Debt Indenture.

* To the extent applicable, to be filed by a post-effective amendment or as an exhibit to a document filed under the Exchange Act and incorporated by reference herein.

** To be filed subsequent to the effectiveness of this registration statement pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

† Previously filed.